UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.         Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)      On February 10, 2026, the Board of Directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”), increased the size of the Board to seven (7) members and appointed James A. Goldman to the Board. Mr. Goldman will serve as a Class I director with an initial term expiring at the Company’s 2026 Annual Meeting of Stockholders.

There is no arrangement or understanding between Mr. Goldman and any other person pursuant to which either Mr. Goldman was elected as a director. Mr. Goldman was determined by the Board to be independent under the applicable rules of the New York Stock Exchange (“NYSE”) and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Mr. Goldman will serve as a member of the Audit Committee of the Board and the Compensation and Human Capital Committee of the Board.

In addition, in connection with his election to the Board and in accordance with the Company’s non-employee director compensation policies which provide for prorated restricted stock awards to directors who join the Board during a year, the Compensation and Human Capital Committee approved an award of 556 shares of restricted stock to Mr. Goldman under the Company’s Amended and Restated 2020 Omnibus Incentive Plan. Pursuant to Mr. Goldman’s restricted stock award agreement, the shares will vest June 12, 2026, subject to his continued service on the Board. Mr. Goldman’s ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company’s most recent proxy statement filed with the SEC.

The Company is not aware of any transactions, proposed transactions or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Goldman had, or will have, a direct or indirect material interest.

Item 8.01          Other Events.

On February 10, 2026, the Company issued a press release announcing the appointment of Mr. Goldman as an independent director. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: February 10, 2026	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer

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